EXHIBIT 99.1

Exceeding Your Expectations

Since 1909

NASDAQ Global Select: AMNB

Forward-Looking Statements

Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgments of American National and its management about future events. The forward-looking statements herein are based on certain assumptions and analyses by American National and are factors it believes are appropriate under the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; significant changes in securities markets; and changes regarding acquisitions and dispositions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements. American National does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

The American National Trilogy

“Legacy”

American National

•$846M in assets, primarily in Virginia

Recent MidCarolina Bank Acquisition

•$500M in assets in North Carolina

Going forward as a combined organization

•$1.3B in combined assets

Charles H. Majors Chief Executive Officer

Jeffrey V. Haley Bank President

William W. Traynham Chief Financial Officer

American National Profile

American National Bankshares Inc.

American National Bank & Trust Co.

Retail, Mortgage, and Commercial Banking Services

Trust and Investment Services

Virginia Title Center (partial owner)

Bankers Insurance (partial owner)

Vision

We will enhance the value of our shareholders’ investment by being our communities’ preferred provider of relationship-based financial services.

Mission

We provide quality financial services with exceptional customer service.

5

Our Focus

Superior financial performance

Quality customer relationships

Culture conducive to doing business

Efficient management information systems

Commitment to the communities we serve

Focus on compliance, credit and risk management

AMNB Heritage

Over the past 102 years, American National has become the dominant community bank in our markets

Management has an exceptional track record

–Maintaining high credit quality and a strong capital base through numerous economic cycles

–High historical profitability through operational efficiency and a diverse revenue stream

–Delivering superior shareholder returns

•High dividend yield

•Stock price appreciation

7

American National Legacy Markets

18 banking offices

Strong core funding base

Cost of deposits of 0.97% vs. peer median of 1.14% – most recent quarter

Ranked #1 with 28% share in the Danville MSA

Maintained #1 share for the last decade

Rank

Institution (ST)

Branch Count

Deposits in Market ($M)

Market Share (%)

1 American National Bankshares (VA) 7 483 28.1

2 Carter Bank & Trust (VA) 8 461 26.8

3 First Citizens BancShares Inc. (NC) 6 227 13.2

4 BB&T Corp. (NC) 6 217 12.6

5 Virginia Bank Bankshares Inc. (VA) 7 129 7.5

6 Bank of America Corp. (NC) 3 107 6.2

7 Wells Fargo & Co. (CA) 1 60 3.5

8 First State Bank (VA) 1 33 1.9

9 Woodforest Financial Group (TX) 1 1 0.1

Totals (1-9) 40 1,719 100.0

Source: SNL Financial

8

Diverse Revenue Stream

Interest Income

Non-interest Income

Fees

Trust and Investment Services

Brokerage

Secondary Mortgage

Title Insurance

Bankers’ Insurance

9

Trust and Investment Services

Organized in 1927

Offices in

–Danville, VA

–Martinsville, VA

–Lynchburg, VA

Assets—$425 million

Customers—individuals, businesses, foundations, and non-profits

Serve clients locally and abroad

Trust and Investment Services

Experienced staff

Priorities:

–Trust administration

–Investment management

–Estate settlement

–Retail brokerage

Excellent equity performance

Asset Quality

NPAs / Loans and OREO

Texas Ratio

6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00%

2005 2006 2007 2008 2009 2010 2011 Q1

AMNB Peers

5.62%

1.33%

60.0% 50.0% 40.0% 30.0% 20.0% 10.0%

0.0%

2005 2006 2007 2008 2009 2010 2011 Q1

AMNB Peers

54.1%

7.4%

Source: SNL Financial

Texas ratio calculation = (NPAs + 90 days PD) / (Tangible Common Equity + Loan Loss Reserve)

Note: Peers include all major exchange traded banks headquartered in NC and VA with total assets between $750 million and $3.0 billion

Historical Profitability

Core ROAA (%)

2.00% 1.50% 1.00% 0.50% 0.00% (0.50%)

2005 2006 2007 2008 2009 2010 2011 Q1

0.97%

0.16%

AMNB Peers

Efficiency Ratio (%)

80.0% 75.0% 70.0% 65.0% 60.0% 55.0% 50.0%

2005 2006 2007 2008 2009 2010 2011

76.3%

59.7%

AMNB Peers

Net Interest Margin (%)

4.50% 4.00% 3.50% 3.00%

2005 2006 2007 2008 2009 2010 2011

Q1

3.66%

3.67%

AMNB Peers

Source: SNL Financial

Core ROAA excludes extraordinary items, non-recurring items, amortization of intangibles and gains/losses on sales of securities

Note: Peers include all major exchange traded banks headquartered in NC and VA with total assets between $750 million and $3.0 billion

Strong Capital Base

TCE / TA

12.00%

10.00%

8.00%

6.00%

10.43%

6.75%

2005 2006 2007 2008 2009 2010 2011

Q1*

AMNB Peers

Total Capital Ratio

20.00% 18.00% 16.00% 14.00% 12.00%

19.97%

13.77%

2005 2006 2007 2008 2009 2010 2011

Q1*

AMNB Peers

We did not need to apply for TARP

Source: SNL Financial

• Standalone

Note: Peers include all major exchange traded banks headquartered in NC and VA with total assets between $750 million and $3.0 billion

Dividends

Dividend Yield (%)

6.00 4.50 3.00 1.50 0.00

0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 1.1 1.2 1.4 1.9 2.0 2.2 2.8 2.8 3.8 4.8 5.0

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AMNB

Annual Dividend Per Share

$0.66 $0.71 $0.75 $0.79 $0.83 $0.87 $0.91 $0.92 $0.92 $0.92 $0.92

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

YTD

Source: SNL Financial as of 3/31/11 Market data as of 7/8/2011

Note: Peers include all major exchange traded banks headquartered in NC and VA with total assets between $750 million and $3.0 billion

Total Return Performance

AMNB 5 Year Total Return Relative to Comparable Bank Index ($500 MM – $5.0 B)

45.0% 30.0% 15.0% 0.0% (15.0%)

44.1%

AMNB

(10.4%) Peer Median

Source: FactSet Research Systems Market data as of 7/13/2011

Note: Bank Index includes major exchange traded banks with total assets between $500 million and $5.0 billion

Peers include all major exchange traded banks headquartered in NC and VA with total assets between $750 million and $3.0 billion

Identified the need for scale and growth in the current environment

Prime markets for Trust & Investment Services

Targeted MidCarolina Financial Corporation in a negotiated transaction

•STRATEGIC VALUE:

– Immediate scale

– Attractive growth markets

– Opportunity to leverage excess capital

•PROCESS:

– Extensive six-month due diligence

– Utilization of outside loan review

– Six months of integration planning

Acquisition of MidCarolina: Completed July 1, 2011

Immediate Scale

($ in millions) AMNB MCFI Pro Forma*

Assets $845 $532 $1,378

Loans $517 $387 $868

Deposits $663 $472 $1,137

Virginia 96.90% 0.00% 54.90%

North Carolina 3.10% 100.00% 45.10%

Tang. Common Equity $86 $36 $95

Branches 18 8 26

Source: SNL Financial as of 3/31/11

*Includes Pro Forma purchase accounting adjustments

Core Markets of Operation

MCFI Growth Markets

Strategically located between North Carolina’s Triad (Greensboro, Winston-Salem, and High Point) and Triangle (Raleigh, Durham, and Chapel Hill)

Triad: Manufacturing and transportation hub of the Southeast

Triangle: World-class universities, research facilities, leading tech firms, and government

Projected Population Growth*

8.00% 4.00% 0.00% (4.00%) 7.41% 1.96% (2.20%)

AMNB MCFI Pro Forma

Legacy Triad Triangle

Arlington

WASI

RICHMOND

Virginia

Greensboro

RALEIGH

Source: SNL Financial and MapInfo

*Projected for 2010-2015

Loan Portfolio

AMNB Standalone- $518 MM

Consumer

& Other 13.4%

Residential Real Estate 23.0%

Commercial Real Estate 40.2%

Construction 7.1%

Commercial 16.4%

MCFI Standalone- $388 MM

Consumer & Other 12.3%

Residential Real Estate 19.4%

Commercial Real Estate 43.0%

Construction 9.9%

Commercial 15.5%

Pro Forma- $906 MM

Consumer & Other 13%

Residential Real Estate 22%

Commercial Real Estate 41%

Construction 8%

Commercial 16%

Source: SNL Financial as of 3/31/11

*Includes Pro Forma purchase accounting adjustments

Deposit Portfolio

AMNB Standalone- $663 MM

Demand Deposits 17.7%

NOW & Other Trans Accts 14.6%

MMDA & Savings 18.2%

Retail Certificates of Deposit 23.3%

Jumbo Certificates of Deposit

26.3%

MCFI Standalone- $472 MM

Demand Deposits 11.5%

NOW & Other Trans Accts 48.8%

MMDA & Savings 3.1%

Retail Certificates of Deposit 5.1% MMDA

Jumbo Certificates of Deposit 31.4%

Pro Forma- $1,135 MM

Demand Deposits 15%

NOW & Other Trans Accts 29%

MMDA & Savings 12%

Retail Certificates of Deposit 16%

Jumbo Certificates of Deposit 28%

Source: SNL Financial as of 3/31/11

*Includes Pro Forma purchase accounting adjustments

American National

Multi-State (VA & NC)

$1.3 billion in assets

$527 million in trust & brokerage assets Nasdaq Global Select Market: AMNB Market Cap $140 million

Shares outstanding: 7.8 Million Dividend yield – 5.0%

Pro Forma Capital Position

Most Recent Quarter Pro Forma Capital Ratios (%)

16.00 13.00 10.00 7.00 4.00

7.15 6.96 9.49 9.66 13.35 13.18 14.23 14.17

TCE/TA Leverage Ratio Tier 1 Ratio Total Capital Ratio

AMNB Peer Median

Source: SNL Financial as of 3/31/11

*Includes Pro Forma purchase accounting adjustments

Note: Peers include all major exchange traded banks headquartered in NC and VA with total assets between $750 million and $3.0 billion Peers Pro Forma for recent M&A transactions and equity offerings

Post-merger Projections

Most merger-related expenses paid or accrued

Back office consolidation in February 2012 – new core system

Projected cost savings (20%—$2.2M) will be attained or exceeded over next three quarters

Credit mark – approximately 9.1% Early focus on credit culture Accretive to earnings as cost savings achieved

Future Focus

Superior returns to shareholders Strong financial performance

Disciplined focus on capital and risk management

Commitment to legacy markets while pursuing growth opportunities.

Seasoned Management

Name Position Age Years of Experience Years w/AMNB

Executives:

Charles H. Majors Chief Executive Officer 65 18 18

Jeffrey V. Haley Bank President 51 14 14

William W. Traynham Jr. Chief Financial Officer 56 23 2

Dabney T.P. Gilliam Jr. Chief Administrative Officer 57 26 11

R. Helm Dobbins Chief Credit Officer 60 32 8

S. Cabell Dudley Chief Banking Officer—Va. 65 42 5

Charles T. Canaday Jr. Chief Banking Officer—N.C. 50 28

Joseph W. Beury Trust & Investment Services 56 30 1

Average 58 27

Management and the Board of Directors own 8.2% of the Company

Opportunistic Acquisition Strategy

Focused on growth markets in North Carolina and Virginia

Characteristics of targets will be:

• $250M-$1B size • EPS accretion

• Easy assimilation • Maintenance of

• Manageable credit strong capital levels

issues • Identifiable synergies

• Compatible cultures for savings

Our credit culture will be maintained

North Carolina & Virginia Market Opportunities

American National Bankshares, Inc. (26) Targets—Texas Ratio > 50% (30) Targets—Texas Ratio < 50% (41)

Source: SNL Financial

Includes all banks and thrifts in North Carolina and Virginia with total assets between $300 million and $1.5billion Texas ratio calculation = (NPAs + 90 days PD) / (Tangible Common Equity + Loan Loss Reserve)

Our Defining Advantages

“Why Invest in American National”

Reputation

A 21st century community bank Low-cost core deposits

Efficiency

People

Non-interest income stream Earnings

Capital

Credit quality